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                                                                EXHIBIT 10(cc)

                                AMENDMENT TO THE
                          EMPLOYEE STOCK OWNERSHIP PLAN
                                       OF
                          AMERICAN EXPLORATION COMPANY

               The Employee Stock Ownership Plan of American Exploration Company (the "Plan") is hereby amended, effective as of January 1, 1991, in the following particulars:

               1. Section 2.31 of the Plan is amended to read in its entirety as follows:

                    "2.31 "Shares" means the common stock issued by the Company or any successor corporation thereto. To the extent the Board of Directors so resolves, or if the Board of Directors has not so resolved, and stock described in the first sentence is not Qualifying Employer Securities, then "Shares" shall also mean any stock that constitutes Qualifying Employer Securities."

               2. Article II of the Plan is amended by adding at the end thereof the following new Section 2.42:

                    "2.42  "Qualifying Employer Securities"
                    means

                         (a) Common stock issued by the Company or by an Affiliate which is readily tradable on an established securities market. If there is no such common stock, the term Qualifying Employer Securities means common stock issued by the Company or by an Affiliate having a combination of voting power and dividend rights equal to or in excess of that class of common stock of the Company or Affiliate having the greatest voting power and that class of common stock of the Company or Affiliate having the greatest dividend rights.

                         (b) Noncallable preferred stock shall be treated as Qualifying Employer Securities if such stock is convertible at any time into stock which meets the requirements of subparagraph (a) and if such conversion is at a conversion price which (as of the date of the acquisition by the Plan) is reasonable. For purposes of the preceding sentence, preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence."

               3. Section 7.2 of the Plan shall be amended to read in its entirety as follows:

                    "7.2  FORFEITURES.   (a)   The nonvested portion of a
                    Participant's Account shall be deemed to be a Forfeiture upon the last day of the Plan Year in which the Participant incurs his fifth consecutive Break in Service. Where a Participant who incurs less than five consecutive Breaks in Service subsequently completes a Year of Service, his Account shall be distributed upon his subsequent
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                    Termination of Service in accordance with subparagraph
                    (b) hereof (without regard to the prior Termination of Service). If a Participant or former Participant has had five consecutive Breaks in Service, there shall be no reinstatement of any amounts forfeited by him pursuant to this Section 7.2. All forfeitures shall occur in conformity with the ordering rules of Section 54.4975-11(d)(4) of the Treasury Regulations.

                         (b) In the event a Participant who has received a distribution of his Vested Interest and who has not incurred a Forfeiture (as described in subparagraph (a) hereof) subsequently completes a Year of Service, his Vested Interest upon his subsequent Termination of Service shall be determined as follows:

                         (1) The number of Shares previously distributed to him (or with respect to which a distribution to him was made) shall be deemed added back to his Account.

                         (2)  The applicable vesting percentage under Section
                              7.1 shall be applied to such number of Shares.

                         (3) The resulting number of Shares shall be reduced by the number of Shares of (or represented by) the Participant's previous distribution.

                         (4) The net reduced amount shall constitute the Participant's Vested Interest in his Account."

               4. The second paragraph of Section 15.4 of the Plan is amended to read in its entirety as follows:

                         "All nonvested Account balances that have not been forfeited pursuant to the terms of Section 7.2 hereof as of the date of the termination of the Plan shall be fully vested and nonforfeitable as of the date of such termination."

               This AMENDMENT is hereby approved and adopted this 30th day of November, 1995.

                                           American Exploration Company

                                           By: /s/ JOHN M. HOGAN
                                              Name:  John M. Hogan
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

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